Exhibit 99.1

HomeBanc Corp.

NYSE: HMB

Friedman Billings Ramsey & Co.

11th Annual Investor Conference

November 30, 2004

Forward Looking Statement

This presentation contains certain statements that are forward-looking. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “target”, “will,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. We direct you to our SEC filings for additional details on the factors that might affect our future results. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Although we believe that these expectations are reasonable, we cannot guarantee future results and assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Profitability

Investment Highlights

20 year growth company - # 2 in footprint

100% retail originations, unique sales and service results

Unique people culture – One of Fortune’s 100 best places to work

Prime purchase mortgage strategy – 75%+ purchase, 20%+ CAGR

Low risk profile - 70%+ of REIT assets reprice £ 6 months

1 Based on IPO price

20 Year Growth Story

A track record of successful growth

Home Federal Savings & Loan Changes It’s Name To HomeBanc Federal Savings

Production- $500M

Production- $1.0B

Associates-275

Production- $2.6B

Customer Service Guarantee

HomeBanc Management Leads $60M Buyout Of Company

Opened Jacksonville, FL & Charlotte, NC

Markets Expand Alliance Program into FL & NC

Production - $5.0B Associates - 854

#39 FORTUNE

Magazine

Initial Public Offering

1985 1992 1993 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Atlanta’s No. 1 Mortgage lender

HomeBanc Acquired By 1st Tennessee

Production- $1.5B

No.1 Atlanta/North GA & Fastest Growing In Florida

Production- $4.1B

Associates-699 Launched Alliance Strategy Implemented Interim Servicing Infrastructure

Production - $5.9B Associates – 1180 Commence Servicing Retention

20 Year Growth Story

HomeBanc’s Strategy

PROFITABILITY

PURCHASE PRODUCT PROCESS

PEOPLE

+ Associate Satisfaction + Customer Satisfaction + Market Share = Net Income

People

Got What It Takes?

Hiring

Training

Development

Wellness

Culture Competency

Boot Camp - Sales

Boot Camp - Operations

Skills Leadership Community Service

Corporate Chaplains Corporate Holidays Associate Emergency Fund

People

Impact From Investment In Human Capital

Average Producing HMB Loan Officers

700 600 500 400 300 200

2002 2003 2004E 2005E

HMB Loan Officer Productivity

($Millions)

$20 $15 $10 $5 $0

CAGR = 34.1%

1 2 3

Year of employment

Mortgage Originator’s Top Rookie Originators

Rookies ranked in top 75 2002 2003

HomeBanc 13 14

A. Anderson Scott 9 0

Mortgage Master 4 10

SunTrust 0 5

Companies with 3 or less 49 46

Total 75 75

Purchase Mortgage Origination Productivity

Avg. sales per loan officer ($mm) 2003

HomeBanc $9.5

Large lender $7.4

Mortgage industry $5.8

Mega lender $4.5

Source: Mortgage Originator, MBA/Stratmor Peer Group, Company information

People

Recognition

HomeBanc #39

Process

Customer Satisfaction

Money-Back Customer Service Guarantee

Redemptions

1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

1.00%

0.54%

0.43%

0.74%

0.43%

2000 2001 2002 2003 2004 YTD

Loan Closing Survey Results

2004 2003 Change

Q3 75.69% 67.50% 8.19%

YTD 76.13% 70.14% 5.99%

YTD 2004 response rate is 69%

#1 Recommended Mortgage Provider in nationwide study published by Inside Mortgage Finance / Campbell Communications in April 2004

Product
Consultative Selling Approach

- Consultative Selling
  - Highly trained sales force (Boot Camp)
  - Point-of-sale technology: Loan Advisor
  - Tailor product solutions
  - Diversified product set



HomeBanc's LoanAdvisor
Now there are 2 easy ways to determine the "Best Fit" Loan Financing Options for Your Listing
LoanAdvisor HELPS...
YOU market and sell more homes
YOUR CUSTOMERS choose the best loan program for their unique needs
1.
From your Property Listing webpage, click the LoanAdvisor button
Complete the Down Payment page and click "Next"
Complete the Select Interest Rates page and click "Next"
From the LoanAdvisor page select Print Listing from the menu at the top of the page.
OR
2.
Go to your HomeBanc Mortgage Consultant's webpage at www.homebanc.com/tvanevery
Select the LoanAdvisor button on the left of the page.
Select the Listing Sheet Request Form link at the top of the page.
Enter the Realtor Information fields and select "Continue"
Enter the Property Information fields and select "Continue"
Enter the remaining Property information fields and select "Submit Request"
Troy Van Every
Mortgage Consultant
404.713.0500
homebanc.com/tvanevery
HOMEBANC
MORTGAGE CORPORATION

<u>2004 Origination Breakdown</u>



21% FRM
79% ARM
HomeBanc
65% FRM
35% ARM
Industry

Source: HomeBanc internal data 2004, MBA

HOMEBANC

9

Purchase

Industry Mortgage Originations

$ Billions (1985 to 2008E)

$4,000 $3,750 $3,500 $3,250 $3,000 $2,750 $2,500 $2,250 $2,000 $1,750 $1,500 $1,250 $1,000 $750 $500 $250 $0

Refinance Originations Purchase Originations

Volatility of Refinance: Std. Dev of Historical YOY

Growth = 1.4%

Durability of Purcahse: Std. Dev of Historical YOY Growth = 0.1%

Historical CAGR = 9.2%

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E 2007E 2008E

Source: MBAA, Mortgage Financial Forecast April 15, 2004 for historical data; Wall Street estimates for projections

Purchase

Premium Footprint

Leading retail mortgage originator in Southeast USA

4 of 10 fastest growing counties in USA are located in Atlanta

60 of 100 fastest growing counties in USA located in Southeast

Demonstrated superior credit performance

Demographics

HomeBanc Footprint1

US

20% 15% 10% 5% 0%

6.6%

5.3%

14.6%

13.6%

Population Growth2

Household Income Growth2

Source: SNL Financial, USA Today, April 19, 2004

1 Average for HomeBanc’s existing and new markets

2 Expected growth from 2003 to 2008

Purchase

Market Share Leader

Tennessee:

Nashville (Targeted)

2004 Atlanta Market Share1

Rank Company Market share

1 HomeBanc 9.1%

2 Wells Fargo 5.8%

3 Sun America 4.5%

4 Countrywide 3.6%

5 Bank of America 2.6%

2003 Total Market Share In Footprint1

Rank Company Market share

1 Wells Fargo 5.1%

2 HomeBanc 4.5%

3 Bank of America 4.2%

4 Washington Mutual 3.7%

5 Countrywide 3.6%

¹ Purchase money originations

South Florida:

N. Broward County (1992) S. Broward County (1996) W. Palm Beach (1997) Miami (2001) Naples/Ft. Myers (2004)

Washington, D.C. (Targeted)

North Carolina:

Charlotte (2003) Raleigh (2004)

South Carolina:

Greenville (Targeted)

Central Florida:

Orlando (1994) Tampa (1999) Jacksonville (2003) Sarasota (2004) Destin (Targeted)

Current 2004 Targeted

Purchase

Exclusive Strategic Marketing Alliances

Purchase

Strategic Marketing Alliances

As of September 30, 2004

2004 2003 % Change

# of Alliances 140 95 47%

# of Locations 266 180 48%

Strategic marketing alliances consist of 76 residential realtors and 64 home builders as of September 30, 2004.

Estimated potential annual real estate volume of $19 billion for 2004 based on alliance partners’ forecast.

Purchase

Dominant Purchase Growth Strategy

Purchase originations

2003

Purchase

Refinance

MBS Portfolio Acquisitions

HomeBanc Wells Fargo WaMu Countrywide Chase B of A

Top 10 Average Golden West Thornburg American Home

0% 50% 100%

HomeBanc $ Millions $5,000

$4,000 $3,000 $2,000 $1,000 $0

CAGR = 26.0%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E

Industry $ Billions $1,600 $1,200 $800 $400 $0

CAGR = 11.5%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E

Source: Inside Mortgage Finance, October 31, 2003 and December 5, 2003; HomeBanc Internal Reporting MBAA, Mortgage Financial Forecast October 19, 2004, SEC filings

Why A REIT Structure?

REIT structure wrapped around HomeBanc’s origination platform expected to provide exceptional growth and yield for investors

Growth capital

Product innovation

Retain customer relationship

Highly efficient tax structure

More stable earnings stream

Matched funding

Low risk asset profile

Profitability

Implications of HMB REIT Structure

Simple cash based income statement and earnings stream

High quality REIT interest margin drives dividend

Transition from Gain on Sale to net interest margin dominant revenue stream

GAAP earnings different from tax earnings

GAAP income lower than tax in early periods exceed tax earnings in later periods

Product

ARM Product Low-Risk Investment

In 2003, HomeBanc originated nearly 3x the industry average of ARMs 95% of initial REIT assets were fully adjusting LIBOR ARMs 97% of initial REIT assets have no periodic interest rate cap

Other 4.9%

58.4%

6 Mo. LIBOR ARM

18.5%

3/6 and 5/6 Hybrid ARM

18.2% 1 MO. LIBOR

ARM

Aggregate balance: $2,013 mm Average yield: 3.92%

12%

< 650

1%

FICO

Weighted avg.: 726

37%

725 - 775

51%

650 - 725

>775

7%

< 75% 20%

LTV

Weighted avg.: 78%

73%

75 to 85%

> 85%

Product

HomeBanc Loss Experience 30% of Market

Loans originated by third-parties foreclose 1.52x the rate of retail-originated loans Loans originated in the Southeast foreclose .77x the nation’s average ARMs foreclose .78x fixed rate loans

Actual 90+ Delinquency at 2 Years

5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E Total

HBMC

RFC

Source: Fannie Mae

Losses By Vintage Year

3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0%

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E

HBMC

MGIC

Claims By Vintage Year

12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0%

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004E

HBMC

RMIC

Profitability

HomeBanc Operating Model

HomeBanc Corp.

(REIT) $

Loans

Borrowers $

Loan

HomeBanc Mortgage (TRS) $

Loan

Third Party Investors

HomeBanc retains adjustable rate, prime loans

Retain ARMs (LIBOR, hybrids) Servicing retained

Sell fixed-rate Servicing released

Profitability

Funding Strategy Built To Minimize Risk

TRS

Short-term funding (< 10 days)

Assets originated $775MM Syndicated warehouse facility

Sold to third parties

REIT

Intermediate funding (< 60 days) $800MM Aggregation facilities

95%

5%

Term securitization

Retained by HMB; Funded w/ equity

Matched-funded Matched-rate On-balance sheet

Yield Advantage From Retail Origination

Self Originated Loans 1 mo/6mo I/O 3/6 ARMs 5/6 ARMs

Gross coupon 3.75% 4.75% 5.25%

Credit enhancement -0.05% -0.05% -0.05%

Servicing -0.05% -0.05% -0.05%

Loan Premium amortization -020% -0.10% -0.10%

Net yield 3.45% 4.55% 5.05%

Mortgage Backed Securities

Current coupon 3.50% 4.50% 5.00%

Yield 3.13% 4.13% 4.63%

Yield Advantage .32% .42% 0.42%

… Leads To Superior Returns And Profitability

Profitability of the REIT

Interest income: 4.25%

Interest expense: -2.50

Net interest income 1.75

Provision -0.06

Servicing -0.05

Amortization of loan premium -0.25

REIT G&A -0.08

Income (Return on assets) 1.31%

Fully leveraged ROE 24%

Sample Securitization

Assets 100%

Loan Portfolio LIBOR + 2.0 to 3.5%

Equity 5%

Common stock

Liabilities 95%

Mortgage Backed Securities LIBOR +.60%

Targeted overall leverage 16-18x Fully levered in 9 months

Target dividend yield: 8% in Q304 (partial qtr)1

Profitability

REIT Portfolio Net Interest Margin

As of September 30, 2004

Loans HFI: ($ Millions) WAC

Securitized $970

Non-securitized 1,043

Total Loans $2,013 3.92%

*Debt:

Collateralized debt obligations 948

Other 901

Total Debt $1,849 2.65%

Net Interest Margin 1.27%

REIT Equity $163

**REIT ROE 15.68%

*Debt shown is a non-GAAP financial measure defined as debt funding of loans held by the Company for investment, including the impact of hedges but excluding the carrying value of equity. The most comparable GAAP measure is debt as shown on the Company’s consolidated balance sheet. Management believes that Debt as presented is an additional meaningful measure of the Company’s financial condition and uses this measure to forecast estimated net interest margin.

**REIT ROE is a non-GAAP financial measure calculated as net interest margin divided by percent of equity held against the portfolio. Management believes that REIT ROE is an additional meaningful measure of the Company’s financial condition and uses this measure to estimate REIT dividends.

Profitability

Duration Gap

As of September 30, 2004

Avg. Months to Reset

Loans 13.6 months

Debt (1.0) months

Duration Gap Unadjusted 12.6 months

Effect of Hedges (9.9) months

Net Duration Gap 2.7 months

20-Year Growth Story Connected to Tax-Efficient Capital Structure

PROFITABILITY

PROCESS PRODUCT PURCHASE

PEOPLE

High Quality Low Risk 20%+ ROE in REIT Low asset risk profile Growth with sustainable yield

IPO

REIT